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                                                                 Exhibit 10.36


AGREEMENT ENTERED BETWEEN "VENTAS Y SERVICIOS AL CONSUMIDOR S.A. DE C.V." REPRESENTED IN THIS ACT BY MR. ANTONIO CROSSWELL ESTEFAN ACTING AS LEGAL REPRESENTATIVE, HEREINAFTER "VESEC" AND "RX" TECHNOLOGIES REPRESENTED IN THIS ACT BY MR. DONALD REX GAY ACTING AS PRESIDENT HEREINAFTER "RX" IN ACCORDANCE WITH THE FOLLOWING RECITALS AND CLAUSES.

                                R E C I T A L S

I.   "VESEC" DECLARES THAT,

1. IS A COMPANY DULY INCORPORATED BY PUBLIC DEED NUMBER 6,840 DATED AUGUST 26 1986, GRANTED BEFORE THE NOTARY OUBLIC 142 OF THE FEDERAL DISTRICT MR. HUMBERTO HASSEY PEREZ CANO.

1.2 "VESEC" CONTINUE DECLARING THAT HAS CELEBRATED WITH THE MERCANTILE SOCIETY "REINO" AVENTURA S.A. DE C.V. A CONTRACT IN WHICH "VESEC"
     IS AUTHORIZED AS THE ONLY COMMERCE COMPANY IN THE PREMISES OF THE ENTERTAINMENT PARK "REINO" AVENTURA, HEREINAFTER "THE PARK" THAT IS LOCATED IN THE PICACHO AJUSCO ROAD KM. 1.5 COL. HEROES DE PADIERNA C.P. 14200, IN MEXICO CITY, AS PER CERTIFIED COPY OF THE MENTIONED CONTRACT WHICH IS ATTACHED TO THE PRESENT AS LETTER "A".

1.3 THE REPRESENTATIVE OF "VESEC" DECLARES THAT HAS EMPOWERMENT TO CELEBRATE THE PRESENT CONTRACT, ACCORDING TO THE LEGAL INSTRUMENT NO. 7276 DATED JUNE 3, 1996, GIVEN UNDER THE FAITH OF JUAN LINARES QUINTO, NOTARY PUBLIC 7 OF THE CITY OF PACHUCA DE SOTO, IN HIDALGO STATE, WHICH COPY IS ATTACHED AS LETTER "B".

1.4 THE REPRESENTATIVE OF "THE CONTRACTOR" DECLARES THAT IS ENTITLED FOR CELEBRATING THE PRESENT CONTRACT AS PER THE PUBLIC HANDWRITING ATTACHED HERETO WITH THE LETTER "C".

1.5 BY HIS OWN WAY "THE CONTRACTOR" DECLARES THAT HER IS CAPABLE AND HAS ENOUGH EXPERIENCE, MEANS AND RESOURCES, TECHNICAL AND HUMANS REQUIRED TO UNROLL THE OBJECT OF THIS CONTRACT WHICH CONSISTS IN PROVIDE AND INSTALL PHOTO IMPRESSION "THE EQUIPMENT" IN "THE PARK", WITH ARRANGEMENT TO THE CLAUSES THAT HEREINAFTER ESTABLISHED, HAVING ALL THE AUTHORIZATION AND PROCEEDING LICENSES, AS WELL AS THE MARK REGISTRIES AND ALL THE GOVERNMENTAL REQUIREMENTS.

IN VIEW OF THE FOREGOING THE PARTIES AGREE AS FOLLOWS:

                                  C L A U S E S

FIRST. THE OBJECT OF THIS AGREEMENT IS TO COMMERCIALIZE IN "THE PARK" INSTANT PHOTO IMPRESSIONS "PHOTO IMPRESSIONS" IN ACCORDANCE WITH THE CLAUSES OF THIS CONTRACT.

SECOND. FOR THE EXECUTION OF THE ABOVE MENTIONED OBJECT, "RX" WILL PROVIDE THE PHOTO IMPRESSIONS SYSTEMS (THE "THE EQUIPMENT"), CONSISTING IN:

a)  VIDEO CAMERA
b)  PRINTER MACHINE AND COLOR MONITOR
c)  CASH REGISTER
d)  SENSORIAL SYSTEM
e)  LIGHTS AND FLASHES UNITS
f)  COMPUTER AND SOFTWARE


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ITS UNDERSTOOD AND AGREED BY THE PARTIES THAT "THE EQUIPMENT" IS PROPERTY OF
"RX" THEREFORE NEITHER "VESEC" NOR "REINO" HAVE NO RIGHT UPON THE "THE EQUIPMENT" AND THEREFORE UNDERTAKES NOT TO LIEN NOR TO PROVOKE A LIEN UPON SAME.

THIRD. "VESEC" AS THE ONLY COMMERCIAL COMPANY IN "THE PARK" WILL SALE THE "PHOTO IMPRESSIONS" UNDER THE TERMS AND CONDITIONS ESTABLISHED HEREIN.

THE COMMERCIALIZATION OF THE "PHOTO IMPRESSIONS" WILL BE PERFORMED AT THE PLACES AGREED BY THE PARTIES.

FOURTH. "RX" "TECHNOLOGY" UNDERTAKES TO PROVIDE, INSTALL, AND KEEP "CABINS" AT HIS OWN EXPENSE IN THE "PLACES" WHICH WILL BE FABRICATED IN CONFORMITY WITH THE SPECIFICATIONS ATTACHED AS EXHIBIT 2, HEREINAFTER THE "CABINS" OR
"CABIN". THE CONDITIONING AND DECORATION OF THE "CABINS" WILL REQUIRE THE PREVIOUS AUTHORIZATION FROM THE IMAGE DEPARTMENT OF "REINO" UNDERTAKING "VESEC" TO PERFORM THE NECESSARY PAPERWORK TO OBTAIN THE MENTIONED AUTHORIZATION.

THE PARTIES AGREE THAT IF AVAILABLE PREMISES OR CONSTRUCTIONS ALREADY EXISTS AT THE PLACE TO BE USED AS "CABINS", "VESEC" UNDERTAKES TO OBTAIN FROM "REINO" AUTHORIZATION IN ORDER FOR THE MENTIONED PREMISES OR CONSTRUCTIONS TO BE MODIFIED BY "RX" AND USED AS "CABINS" BY THE PERSON WHO WILL BE OPERATING SUCH "CABINS".

FIFTH. BOTH PARTIES AGREE TO CONTINUE THE FOLLOWING OPERATIVE STEPS IN ORDER TO ACHIEVE THE OBJECTS OF THIS CONTRACT:

a) "RX" AT HIS OWN COST WILL INSTALL THE "THE EQUIPMENT" IN EVERY "PLACE" AND "CABINS".

b) "RX" WILL BE RESPONSIBLE FOR GIVING THE TECHNICAL SUPPORT, MAINTENANCE, AND GOOD WORKING OF THE "THE EQUIPMENT" THEREFORE "VESEC" WILL NOT BE RESPONSIBLE OF ANY DETRIMENT OR LOSS THAT SAME COULD SUFFER UNLESS THAT DETIRMENT OR LOSS ARISE AS A RESULT OF NEGLIGENCE FROM "VESEC", "REINO", IT CONTRACTORS OR SUBCONTRACTORS.

c) "RX" WILL HIRE, AT HIS OWN COST, INSURANCE TO COVER ALL THE MOBILE GOODS, ACCESSORIES AND "THE EQUIPMENT" DESCRIBED HEREIN THAT WILL BE INSTALLED AT "THE PARK" AND "CABINS".

d)   "VESEC" WILL PERFORM AND WILL CHARGE "RX" ALL THE NECESSARY
     ADVERTISEMENT TO PROMOTE THE SALES OF "PHOTO IMPRESSIONS" FOLLOWING THE IMAGE REQUIREMENTS OF "THE PARK".

e) "RX" BY NO MEANS IS ALLOWED TO ADVERTISE THE NAME OF "THE PARK" WITHOUT AUTHORIZATION OF "REINO", HOWEVER "REINO" CAN USE THE NECESSARY MEANS OF DEVELOPMENT OF "RX".

f) THE PARTIES HEREBY AGREE THAT ONCE EXECUTED THE CONTRACT, WILL AGREE WHO WILL BE RESPONSIBLE FOR THE OPERATION OF THE "CABINS" AND "THE "THE EQUIPMENT" AS WELL AS THE PERSONNEL IN CHARGE. THE PARTY WHO BEARS SUCH OBLIGATION, WILL BE THE ONLY RESPONSIBLE OF PAYING THE SALARIES AND PREMIUMS TO THE PERSONNEL IN CHARGE OF "THE "THE EQUIPMENT" AND "CABINS". THEREFORE, THE PARTY IN CHARGE OF "THE EQUIPMENT" AND "CABINS" HEREBY UNDERTAKES TO DEFEND AND HOLD HARMLESS THE OTHER PARTY AND "REINO" FROM ANY CLAIM, DEMAND OR COMPLAINT OF ANY NATURE THAT COULD BE PRESENTED BY THE PERSONNEL IN CHARGE OF "THE EQUIPMENT" AND "CABINS".

g) THE PERSONNEL WILL BE TRAINED AND SUPERVISED IN EVERY MOMENT FOR THE OPERATION OF THE "THE EQUIPMENT" AND "RX" WILL ARRANGE FOR THAT.

h) THE CORRECTIVE AND PREVENTIVE MAINTENANCE OF THE "CABINS" WILL BE AT THE ACCOUNT OF "RX" AND THE CLEANING OF THE MOBILE "THE EQUIPMENT" WILL BE BY THE PARTY IN CHARGE OF THE "CABINS".


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i)  "RX" WILL PROVIDE EVERY WEEK THE PAPER, CARTRIDGES AND FRAMES REQUIRED
     FOR "THE PHOTO IMPRESSIONS" WHICH WILL BE BE DELIVERED AT THE SOUVENIR WAREHOUSE AND "VESEC" WILL BE THE ONLY RESPONSIBLE OF SUCH PRODUCTS FROM THE TIME THAT "THE PRODUCTS" INGRESS THE WAREHOUSE AND WILL BE RESPONSIBLE FOR LOSS.

     "VESEC" UNDERTAKES TO DELIVER TO THE "CABINS", AS PER DEMAND, THE PHOTO IMPRESSIONS REGISTERED THE WEEK PREVIOUS TO DELIVERY (HEREINAFTER THE "PRODUCTS"). "THE PRODUCTS" WILL BE DELIVERED TO THE PERSONNEL IN CHARGE OF THE "CABINS" WHO WILL BE RESPONSIBLE FOR "THE PRODUCTS" AND ANY LOSSES AND UNDERTAKES TO FILE ON A WEEKLY BASIS A BREAKDOWN OF THE USE AND SALES OF SAME. THE OBLIGATION OF "RX" TO PROVIDE THE NECESSARY PRODUCTS FOR "THE "THE EQUIPMENT" WILL REMAIN AS LONG AS "VESEC" HAS PERFORMED EVERY PAYMENT MENTIONED IN CLAUSE SEVEN.

     THE PAYMENT OF LOSSES IN THE EVENT OF "VESEC"S RESPONSIBILITY WILL BE PAID WITHIN THE FOLLOWING FIVE WORKING DAYS FROM THE DETECTION OF SUCH LOSS.

j) THE PARTY ON CHARGE OF THE "CABINS" UNDERTAKES TO FILE ON A WEEKLY BASIS A SALES REPORT TO THE OTHER PARTY.

k) "VESEC" UNDERTAKES TO PERFORM THE FOLLOWING INSTALLATIONS WITH PRODUCTS AND "THE EQUIPMENT" PROVIDED BY "RX":

     1) ELECTRIC INSTALLATIONS FOR THE GOOD WORKING OF "THE EQUIPMENT" AND "CABINS".

     2) DUCT OF 3" OF DIAMETER TO BE INSTALLED IN SUBTERRANEAN WAY BETWEEN THE INSTALLATIONS OF ASSEMBLING OF THE CAMERAS AND THE "CABINS".

     3) ELECTRIC CONTACTS, BREAKERS, AND CURRENT PROTECTORS.

     4) AIR CONDITIONING SYSTEM 24 HRS PER DAY.

     THE INSTALLATION FOR THE PLACEMENT OF THE CAMERAS WILL BE PERFORMED BY
     "RX".

l) "VESEC" WILL PROVIDE A TELEPHONE LINE IN EVERY "CABIN" AND THE PARTY IN CHARGE OF THE "CABINS" WILL COVER ALL THE EXPENSES OF THIS SERVICE. THE EXPENSE WILL BE PAID ONCE THE INVOICE IS DELIVERED.

SIX. THE "PHOTO IMPRESSIONS" WILL HAVE THE DESIGN AND MARKS THAT "VESEC" DETERMINES, THEREFORE, WITH EXCEPTION OF "THE PRODUCTS" MENTIONED HEREIN, IS EXPRESSLY FORBIDDEN FOR "RX" TO USE, SALE, EXPLOIT, ETC. THE MENTIONED DESIGN, MARK AND/OR ANY OTHER ELEMENT PROPERTY OF "REINO" AND /OR "VESEC" AND/OR ANY OTHER OF THE BRANCH OFFICES UNDER THE PENALTY TO INCUR IN CIVIL AND CRIMINAL SANCTIONS CONTAINED IN MEXICAN LAW.

SEVEN. BOTH PARTIES IN COMMON AGREEMENT AGREE THAT THE GROSS INCOMES DERIVED FROM THE "PHOTO IMPRESSIONS" SALES WILL CORRESPOND, THROUGHOUT THE REMAINDER OF THIS CONTRACT, 60% (SIXTY PERCENT) TO "RX" AND 40% (FORTY PERCENT) TO "VESEC"; THEREFORE "RX" WILL PRESENT TO "VESEC" A MONTHLY INVOICE IN DOLLARS, CURRENCY OF THE UNITED STATES OF AMERICA, COVERING THE AVERAGE ESTABLISHED FROM THE WEEKLY SALES OF THE "CABINS" WHICH WILL BE PAID WITHIN THE NEXT 7 DAYS FROM THE TIME OF DELIVERY OF THE INVOICE. THE TERMS AND CONDITIONS FOR PAYMENT WILL NOT BE MODIFIED.

IN CASE OF BREACH IN THE PART OF "VESEC", "VESEC" UNDERTAKES TO PAY 3% (THREE PERCENT) PER MONTH OF THE TOTAL AMOUNT DUE.

EIGHT. "VESEC" WILL SALE THE "PHOTO IMPRESSIONS" TO THE VISITORS OF THE "PARK" IN THE PRICE THAT BOTH PARTIES AGREE IN WRITING PREVIOUS TO THE SALES, BUT WILL NEVER BE


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LESS THAN $5.00 U.S. DOLLARS FOR THE "PHOTO IMPRESSIONS" OF 5" X 7" AND $4.00
U.S. DOLLARS FOR THE "PHOTO IMPRESSIONS" OF 3"X 4" AT THE CURRENT EXCHANGE RATE. THE PARTIES AGREE THAT TEH PROCE OF THE "PHOTO IMPORESSIONS" WILL BE ADJUSTED IN THE EVENT OF A CHANHE IN RESPECT OF THE EXCHANGE RATE BETWEEN THE MEXICAN PESO AND THE AMERICAN DOLLAR EQUAL OR HIGHER THAT 5% ACUMULATED IN A PERIOD OF THIRTY (30) CALENDAR DAYS. THEREFORE, IN THE EVENT THAT THE MENTIONED CHANGE IN THE EXCHANGE RATE ARISES, THE PARTY IN CHARGE OF THE "CABINS" UNDERTAKES TO PERFORM THE NECESSARY AMENDMENTS TO THE PRICE OF THE "PHOTO IMPRESSIONS" WITHIN THE NEXT 24 HOURS.

NINETH. THE AGREED PRICE FOR THE SALE OF THE "PHOTO IMPRESSIONS" WILL BE DULY INDICATED IN THE "CABINS" FOR THE KNOWLEDGE OF THE VISITORS OF THE "PARK", ANY OTHER NOTICE OR ANNOUNCEMENT THAT "VESEC" WISHES WILL BE AT HIS OWN EXPENSE.

TENTH. BOTH PARTIES WILL BE RESPONSIBLE FOR THE TAXES OF THEIR RESPECTIVE INCOMES DERIVED FROM THE PRESENT CONTRACT.


ELEVENTH. "RX" HAS THE RIGHT TO MODIFY "THE EQUIPMENT" BY MEANS OF SECURITY AND TECHNOLOGY ADVANCEMENTS OR IN ORDER TO COMPLY WITH THE LAW REQUIREMENTS WITHOUT ANY CHARGE TO "VESEC". IN THE EVENT THAT "THE "THE EQUIPMENT" SUFFERS ANY DAMAGES, "RX" WILL HAVE 14 DAYS TO RESTORE OR REPLACE "THE "THE EQUIPMENT" ONCE NOTIFIED BY THE PERSONNEL OF "THE PARK".

TWELVE. IN THE EVENT THAT "REINO" DECIDES TO REMOVE SALE OR CLOSE ANY GAME IN ORDER TO PERFORM MAINTENANCE WORK, "RX" WILL BE NOTIFIED IN WRITING, WITH NO LIABILITY FOR "VESEC" AND BEING "RX" ALLOWED TO TERMINATE THE CONTRACT OR TO RE-LOCATE "THE EQUIPMENT" PREVIOUSLY AT THE CLOSED GAME IN WHICH CASE THE CONTRACT WILL REMAIN THE SAME.

IN THE EVENT OF CLOSING OF ONE GAME OR "THE PARK" FOR MORE THAN 7 DAYS, "RX" WILL BE ALLOWED TO TERMINATE THE CONTRACT WITHOUT RESPONSIBILITY OR TO REMOVE PART OF "THE EQUIPMENT" AND CONTINUE WITH THE TERMS AND CONDITIONS OF THIS CONTRACT.

THIRTEEN. "VESES AND "REINO" HEREBY GRANT TO "RX" THE EXCLUSIVE RIGHT TO PROVIDE PHOTOGRAPHS AT THE GAMES, WHICH IS OBJECT OF THIS CONTRACT, UNDERTAKING BOTH COMPANIES NOT TO HIRE THE SERVICES OR ACQUIRE "THE PRODUCTS" MENTIONED IN THIS CONTRACT FROM A THIRD PARTY.

THE BREACH IN THE PART OF VESES OF "REINO" WILL GRANT THE RIGHT TO "RX" TO DEMAND, PER EACH INSTALLED "THE EQUIPMENT", AN INDEMNIZAITON EQUAL TO THE INCOME OBTAINED BY THE OPERATION OF THE MOST PROFITABLE "THE EQUIPMENT" OF THE "THE EQUIPMENT" AND WILL LAST FOR THE TIME OF THE BREACH.

FOURTEEN. "VESEC" WILL BE THE ONLY ENTITLED TO GIVE DISCOUNTS IN THE INSIDE STORES OF "THE PARK".

FIFTEEN. "RX" WILL HAVE TO IMPROVE THE "CABINS" AS REQUIRED BY THE IMAGE OF "THE PARK" OR WHEN REQUIRED BY "VESEC" WITHOUT ANY EXPENSES FOR "VESEC". "RX" WILL NOT BE ABLE TO PERFORM ANY MODIFICATION WITHOUT AUTHORIZATION FROM "REINO" WHICH WILL BE OBTAINED BY "VESEC".

SIXTEEN. BOTH PARTIES AGREE THAT THE PRESENT CONTRACT WILL HAVE A DURATION TERM OF THREE YEARS FROM DATE OF THE INSTALLATION OF THE FIRST "THE EQUIPMENT". SHOULD ANY OF THE PARTS OF TEH CONTRACT WOULD LIKE TO ANTICIPATE THE TERMINATION OR TO EXTEND THE PERIOD OF TIME, WILL HAVE TO MADE A WRITTEN REQUEST 120 DAYS IN ADVANCE.

SEVENTEEN. ALL THE EXPENSES DERIVED FROM THE OPERATION OFT HE "CABINS" IN WHICH THE PHOTO IMPRESSIONS WILL BE AT SALE, WILL BE AT THE COST OF THE PARTY IN CHARGE OF THE "CABINS".


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EIGHTEEN. "RX" WILL BE THE ONLY ONE RESPONSIBLE FOR ANY CLAIM FROM THE
VISITORS FOR BAD IMPRESSIONS OF PHOTO IMPRESSIONS AND UNDERTAKES TO DEFEND AND MAINTAIN "VESEC" AND/OR "REINO" SAFE OF ANY PROBLEM THAT COULD ARISE FOR SUCH CAUSES AND/OR UNDERTAKES TO INDEMNIFY FOR THE COSTS IN DEFENDING SAME.

NINETEEN. "RX" MUST PROVIDE EVERYTHING NECESSARY FOR THE OPERATIONS OF THE "CABINS", EXCEPT THE BANK TERMINALS THAT COULD BE PROVIDED BY "VESEC" AS LONG AS "VESEC" HAS EFFECTED ALL PAYMENTS IN ACCORDANCE WITH CLAUSE SEVENTH.

TWENTIETH. THE PARTIES AGREE THAT THE PRESENT CONTRACT IS OF A MERCANTILE NATURE THEREFORE IT IS EXPRESSLY AGREED THAT IN NO WAY A LABOR RELATIONSHIP COULD ARISE BETWEEN "RX", "VESEC" AND "REINO".

"RX" IS TO EMPLOY ONE MANAGER TO COMPLY WITH ITS OBLIGATIONS WITH "VESEC". ALL OTHER EMPLOYEES WILL DEPEND EXCLUSIVELY FROM "VESEC", BEING "VESEC" THE ONLY RESPONSIBLE FOR THE PAYMENT OF THE SALARY AND PREMIUMS AS WELL AS THE COMPLIANCE WITH ALL THE LABOR OBLIGATIONS WITH THE MENTIONED PERSONNEL. SHOULD THE "VESEC" PERSONNEL FILE A LAW SUIT OF ANY NATURE, EITHER CIVIL, LABOR OR CRIMINAL OR ANY OTHER AGAINST "RX", "VESEC" UNDERTAKES TO DEFEND AND HOLD "RX" HARMLESS AS WELL AS TO COVER THE LEGAL COSTS AND EXPENSES INCURRED.

TWENTYONE. THE LICENSES AND PERMISSIONS REQUIRED FOR THE OPERATION OF THE "CABINS" IN THE "PARK" WILL BE CONDUCTED, OBTAINED AND PAID BY "VESEC" WHICH WILL HAVE THE TITLE OF THE SAME.

TWENTYTWO. NONE OF THE PARTIES CAN CEDE OR TRANSMIT TO THIRD PERSONS THE RIGHTS AND OBLIGATIONS DERIVED IN THEIR FAVOR FROM THE PRESENT CONTRACT WITHOUT PREVIOUS WRITTEN AUTHORIZATION FROM THE OTHER PARTY.

TWENTYTHREE. A BREACH OF ANY TERM OF THE PRESENT CONTRACT WILL ALLOW THE PARTIES TO RESCIND IT.

IT IS EXPRESSLY AGREED THAT IN THE EVENT OF TERMINATION OF THIS CONTRACT "RX" WILL HAVE ACCESS TO "THE PARK" IN ORDER TO PROCEED WITH THE REMOVAL OF "THE "THE EQUIPMENT". "RX" WILL HAVE 10 WORKING DAYS TO REMOVE ITS "THE EQUIPMENT", FAILURE TO DO SO "VESEC" WILL REMOVE IT WITHOUT RESPONSIBILITY AS TO DAMAGES SUFFERED BY "THE "THE EQUIPMENT" DURING THE PROCESS OF BEING STORED.

"VESEC" AND "REINO" UNDERTAKE TO INDEMNIFY "RX" THE EQUIVALENT OF
U.S.D. $2,000.00 (TWO THOUSAND AMERICAN DOLLARS) PER EXTRA DAY IN THE EVENT THAT FOR CAUSES ATTRIBUTABLE TO "VESEC" OR TO "REINO", "RX" COULD NOT REMOVE "THE EQUIPMENT". THIS PARAGRAPH AS WELL AS THE FINE MENTIONED HEREIN WILL NOT BE IN FORCE IN THE EVENT THAT THE FAILURE TO REMOVE "THE EQUIPMENT" IS DUE TO AN ORDER BY COMPETENT AUTHORITY THAT CAN NOT BE ATTRIBUTABLE TO A FAULT OR OMISSION IN THE PART OF "VESEC" AND/OR "REINO", FORCE MAJOR, STRIKES, DEMONSTRATIONS, OR ANY OTHER CAUSE THAT COULD NOT BE AVOIDED BY "VESEC" AND/OR "REINO".

IN VIEW OF THE FOREGOING, AND WITH THE ONLY PURPOSE TO HAVE KNOWLEDGE AS WELL AS TO ASSUME THE OBLIGATIONS IMPOSED BY THIS CONTRACT, "REINO" EXECUTES SAME BY ITS LEGAL REPRESENTATIVE ANTONIO CROSSWELL ESTEFAN AND IT IS EXPRESSLY AGREED THAT "REINO" DOES NOT, IN ANY WAY, BEARS THE OBLIGATIONS "VESEC"
NOR GUARANTEES SAME.

TWENTYFOUR. FOR THE INTERPRETATION OF THE PRESENT CONTRACT THE LAW OF THE UNITED MEXICAN STATES WILL BE THE APPLICABLE. IN THE EVENT OF A DISPUTE BETWEEN THE PARTIES REGARDING THE OPERATION, INTERPRETATION, TERMINATION AND OBSERVANCE OF THIS CONTRACT THE PARTIES HEREBY SUBMIT TO ARBITRATION IN ACCORDANCE WITH THE RULES OF THE INTERAMERICAN COMMERCIAL ARBITRATION COMMISSION, AND BOTH ENGLISH AND SPANISH LANGUAGES ARE CONSIDERED VALID AND ARE PART OF THE PRESENT CONTRACT.

THE PARTIES FURTHER AGREE THAT:


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1.   IN THE EVENT THAT THE PARTIES DOES NOT NOMINATE THE ARBITRATORS OR IN
     THE EVENT OF VACANCY OF ANY ARBITRATOR, THESE WILL BE DESIGNED BY THE INTERAMERICAN COMMERCIAL ARBITRATION COMMISSION.

2.   THE ARBITRATION WILL TAKE PLACE WITHIN THE UNITED MEXICAN STAES.

3. THE RESOLUTION WILL BE PRONOUNCED WITHIN THE NEXT THREE DAYS FROM THE TERMINATION OF THE EXHIBITION OF PROOFS AND CLOSING OF HEARINGS.

4. THE PARTIES RENOUNCE TO EFFECT AN APPEAL TO SUCH RESOLUTION, UNLESS THE NULLITY TRIAL FOR THE EXCESS OF POWERS OF THE ARBITRATORS.

5. THE PARTIES WILL FULLY COMPLY THE RESOLUTION OF THE ARBITRATION IN ACCORDANCE WITH THE RULES OF THE MENTIONED COMMISSION AND THIS CONTRACT.

TWENTYFIVE. "RX" ACKNOWLEDGES THAT THE INFORMATION, DOCUMENTS, KNOWLEDGE, MANUALS, PRODUCTS AND SERVICES TO WHICH HAS ACCESS BY VIRTUE OF THIS CONTRACT ARE THE PROPERTY OF "VESEC" AND UNDERTAKES TO MAINTAIN ABSOLUTE CONFIDENTIALITY AND THEREFORE NOT TO REVEAL OR PERMIT IN ANY WAY THE ACCESS TO SAME TO THIRD PARTIES. IN THE SAME FORM. "VESEC" UNDERTAKES TO PROCEED ACCORDINGLY WITH REGARD TO THE INFORMATION, DOCUMENTS, MANUALS, KNOWLEDGE PRODUCTS AND SERVICES OF "RX".

TWENTYSIX. "RX" HAS NO RIGHTS TO SPONSOR OR TO BE SPONSORED WITH THE PREVIOUS AUTHORIZATION FROM "REINO".

TWENTYSEVEN. FOR ALL THE RELATED EFFECTS OF THIS CONTRACT THE PARTIES INDICATE AS THEIR RESPECTIVE DOMICILES FOR SERVICE AS FOLLOWS:

     "VESEC" CARRETERA AJUSCO-PICACHO KM 1.5 COL. HEROES DE PADIERNA C.P. 14200 MEXICO D.F., TELEPHONE: 57 28 72 00 FAX: 57 28 72 91

     "RX" 2264 SEVENTH STREET MANTEVILLE, LOUISIANA, 70471, ESTADOS UNIDOS DE
      NORTEAMERICA.

     "REINO" CARRETERA PICACHO AL AJUSCO KM. 1.5 COL. HEROES DE PADIERNA C.P. 14200 MEXICO, D.F.

THE PARTIES BEING AWARE OF THE CONTENTS OF THIS CONTRACT EXECUTE SAME IN DUPLICATE IN MEXICO CITY THIS DAY 22 OF MARCH 2000.

     "VESEC"                                      "RX"


------------------------------                    ----------------------------
                                                  S. Beatriz Gay Secretary


     "REINO"



------------------------------
ANTONIO CROSSWELL ESTEFAN
LEGAL REPRESENTATIVE


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